Exhibit b.iv. – Liberty All Star Growth Fund, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Liberty All Star Growth Fund Inc.’s (the “Fund”) officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Common Shares (the “Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Fund believes that as of the Fund’s fiscal year end on December 31, 2018, all Section 16(a) filing requirements applicable to the Fund’s officers and Trustees, officers and directors of the investment adviser or sub-advisers, affiliated persons of the investment adviser or sub-advisers, and greater than 10% beneficial owners were complied with, with the exception of the following: 1) a statement of initial beneficial ownership on Form 3 for Richard C. Noyes, General Counsel of the Adviser, was not filed within 10 days following the day on which he became a reporting person due to an administrative error. Mr. Noyes did not own any Fund shares reportable on Form 3; and 2) a statement of initial beneficial ownership on Form 3 for Alger Associates, Inc., the parent company of Weatherbie Capital LLC, was not filed within 10 days following the day on which it became a reporting person. Alger Associates did not own any Fund shares reportable on Form 3.